Blackstone Mortgage Trust, Inc. May 6, 2013 First Quarter 2013 Results Exhibit 99.2

Blackstone Mortgage Trust 1
First Quarter 2013 Highlights
We completed our first full quarter under the management of a subsidiary of The Blackstone Group L.P.
and effective as of the close of business on May 6, 2013:
•
Changed our name from Capital Trust, Inc. to Blackstone Mortgage Trust, Inc. and stock ticker symbol from “CT” to “BXMT,”
•
Completed a one-for-ten reverse stock split, and
•
Launched our new corporate website,
www.blackstonemortgagetrust.com.
March 31, 2013 consolidated assets were $365.2 million and consolidated liabilities were $202.7 million, resulting in stockholders’ equity of $76.1 million,
(1)
or $25.21 per
share.
(2)
•
Up $2.7 million from 4Q primarily as a result of increased CT Legacy book value
First quarter consolidated net loss was ($3.1 million), or ($1.03)
(2)
per share.
•
Primarily resultant from the CT Legacy reconsolidation accounting, which resulted in a direct increase in stockholders’ equity and minimal earnings from the CT Legacy portfolio during the quarter, and non-
cash incentive plan accruals.
________________________________________________
(1)
Total equity of $162.4 million includes noncontrolling interests of $86.4 million.
(2)
Per share amounts have been retroactively updated to reflect the one-for-ten reverse stock split described above.

Blackstone Mortgage Trust 2
•
Cash and cash equivalents of $15.4 million;
•
Investment in CT Legacy Partners, with an
attributable book value of $48.5 million;
•
Residual interests in CT CDO I, with an
attributable book value of $6.6 million;
•
Other, including prepaid expenses, accounts
payable, and other items;
(1)
and
Overview of Significant Assets
Our book value totaled $76.1 million (or $25.21 per share) as of March 31, 2013, and is primarily attributable to the following significant assets:
Book Value
($ in Millions)
Cash
$25.21
Book Value per Share
CT Legacy Partners
CT CDO I
$76.1
Other (1)
CT Opportunity Partners I, LP (“CTOPI”)
carried interest of $10.4 million,
(2)
which is
carried at a book value of $0.
(2)
(1)
Includes: (i) prepaid expenses and other assets, (ii) corporate accounts payable and accrued expenses, (iii) payables related to CTOPI tax-advance distributions, and (iv) accounting adjustments for certain timing differences associated with liabilities under our secured notes and management incentive awards plans.
(2)
CTOPI carried interest is based on an allocation of the fund’s net asset value as of March 31, 2013. We have elected to defer recognition of revenue from our investment in CTOPI, resulting in a net book value of zero.

Blackstone Mortgage Trust 3
CT Legacy Partners
(1)(2)
CT Legacy Partners is the March 2011 restructuring vehicle that owns our remaining legacy asset portfolio. Blackstone
Mortgage Trust owns a majority controlling interest in CT Legacy Partners, subject to liabilities under its secured notes and management incentive awards plan.
The CT Legacy Partners investment portfolio includes 26 loans and securities, all of which serve as collateral for its JPMorgan repurchase facility with an outstanding balance of $20.2 million, which is not recourse to Blackstone Mortgage Trust.
•
See page 7 for a detailed presentation of the CT Legacy Partners loans receivable portfolio.
________________________________________________
(Dollars in Thousands)
Mar. 31, 2013
Gross investment in CT Legacy Partners
Restricted cash 12,719 $
Securities, at fair value 11,702
Loans receivable, at fair value 150,332
Equity investments (Three-hotel portfolio) 4,059
Prepaid expenses, accrued interest receivable, and accounts payable, net (4,005)
Repurchase obligations (20,214)
Interest rate swap liabilities (6,119)
Noncontrolling interests (86,350)
Total gross investment in CT Legacy Partners 70,134 $
Secured notes, including prepayment premium
(2)(3)
(11,059)
Management incentive awards plan, fully vested
(2)(4)
(10,563)
Net investment in CT Legacy Partners 48,512 $
(1)
In March 2012, CT Legacy REIT merged into CT Legacy Partners to preserve the tax efficiency of the Legacy portfolio. The economics of the portfolio are substantially unchanged.
(2)
See Note 3 to our financial statements contained in the Form 10-Q, filed on May 6, 2013, for additional details.
(3)
Includes the full potential prepayment premium on secured notes. This liability is carried at its amortized basis of $8.7 million on our balance sheet as of March 31, 2013.
(4)
Assumes full payment of the management incentive awards plan based on a hypothetical GAAP liquidation value of CT Legacy Partners as of March 31, 2013.
As of March 31, 2013, our balance sheet includes $6.2 million in accounts payable and accrued expenses for the management incentive awards plan.

Blackstone Mortgage Trust 4
CT CDO I
CT CDO I is a collateralized debt obligation issued in 2004. Blackstone Mortgage Trust owns the residual debt and equity positions of CT CDO I.
The CT CDO I investment portfolio includes seven loans, all of which serve as collateral for its non-recourse senior securitized debt obligations with an outstanding balance of $136.9 million.
•
See page 8 for a detailed presentation of the CT CDO I loans receivable portfolio.
(Dollars in Thousands)
Mar. 31, 2013
Assets and liabilities of CT CDO I
Loans receivable, net 139,500 $
Loans held-for-sale, net 1,800
Accrued interest receivable, prepaid expenses, and other assets 2,433
Total assets 143,733
Accounts payable, accrued expenses and other liabilities 168
Securitized debt obligations 136,944
Total liabilities 137,112
Net investment in CT CDO I 6,621 $

Blackstone Mortgage Trust 5
CTOPI
CTOPI is a private equity real estate fund that we sponsored and formed in 2007. The fund invested $491.5 million in 39 transactions, of which $288.6 million has been realized and $202.9 million remains outstanding (carried at 133% of cost) as of March 31, 2013.
The carried interest in CTOPI entitles us to earn incentive compensation in an amount equal to 17.7% of the fund’s profits, after a 9% preferred return and 100% return of capital to the CTOPI limited partners.
•
We own a net 55% of the carried interest of CTOPI’s general partner.
•
Any cash collections from the CTOPI carried interest would be offset by incentive awards to our former employees, which provide for payment of 45% of the amount of carried interest distributions we receive.
As of March 31, 2013, Blackstone Mortgage Trust was allocated $11.8 million of carried interest from
CTOPI based on a hypothetical liquidation of the fund, reduced by tax-advance distributions received for a net asset of $10.4 million. Other than tax-advance distributions, we have not received any cash payments from CTOPI.
•
The net carried interest allocation of $11.8 million increased $3.7 million from 4Q, and is based on the fair value of CTOPI’s net assets.
•
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in a net book value of zero as of March 31, 2013.

Blackstone Mortgage Trust 6
Book Value per Share
Stockholders’ equity totaled $76.1 million, or $25.21 per share as of March 31, 2013.
•
On April 26, 2013, our board of directors approved a one-for-ten reverse stock split, effective as of
May 6, 2013.
•
All share and per share amounts have been retroactively updated to reflect the reverse stock split.
________________________________________________
(1) Share and per share amounts have been retroactively updated to reflect the one-for-ten reverse stock split described above.
(2) Stock units are granted to certain members of our board of directors in lieu of cash compensation for services and in lieu of dividends earned on previously granted stock units.
See Note 10 to our financial statements contained in the Form 10-Q, filed on May 6, 2013, for additional details.
(3) Blackstone Mortgage Trust’s book value as of March 31, 2013 includes two of its significant assets, CT Legacy Partners and the CTOPI carried interest, recorded on a fair value
(Dollars in Thousands, Except per Share Data)
Mar. 31, 2013 Dec. 31, 2012
Stockholders' equity 76,095 $              73,444 $
Shares
(1)
Class A common stock 2,926,651 2,926,651
Restricted class A common stock - -
Stock units
(2)
91,366 89,756
Total 3,018,018 3,016,407
Book value per share
(3)
25.21 $                24.35 $
basis. The fair value of each of these assets represents a discount to the cash flows management has estimated these investments will generate.

Blackstone Mortgage Trust 7
(1)
In addition, CT Legacy Partners owns investments in securities with an aggregate face value of $135.3 million and a book value of $11.7 million as of March 31,
2013.
(2)
Represents the fair market value of each loan as of March 31, 2013.
(3)
All floating rate loans are indexed to one-month LIBOR.
(4)
Maturity dates assume all extension options are executed.
(5)
Principal balance represents our former mezzanine loan to this REO asset. As of March 31, 2013, our equity investment in this hotel portfolio was carried at a fair value of $4.0 million and included in other assets on our consolidated balance sheet.
(6)
Includes four loans receivable investments, each of which was 100% impaired as of March 31, 2013. These losses have not yet been realized as of March 31, 2013.
CT Legacy Partners’ Loans Receivable
The following table provides details of CT Legacy Partners’ loan portfolio
(1)
as of March 31, 2013:
________________________________________________
(Dollars in Millions)
Principal
Balance
Book
Value
(2)
Rate
(3)
Maturity
(4)
Loan Type
Geographic
Location
Property
Type
Loan A 27.0 $         28.8 $         L + 2.75% 12/31/14 Sub. mortgage Northwest Other
Loan B 25.4 25.0 L + 7.94% 4/9/13 Sub. mortgage International Hotel
Loan C 19.9 20.1 8.00% 9/1/14 Mezzanine Northeast Office
Loan D 17.9 12.5 L + 4.00% 3/15/12 Sr. mortgage Northeast Office
Loan E 15.0 13.7 L + 4.00% 3/9/14 Sr. mortgage West Hotel
Loan F 12.8 12.8 L + 1.96% 1/3/17 Sub. mortgage Northeast Multifamily
Loan G 14.4 14.2 L + 2.75% 12/31/14 Sub. mortgage Northwest Other
Loan H 14.3 11.9 L + 8.50% 6/9/13 Mezzanine Southeast Hotel
Loan I 8.0 7.8 12.00% 10/9/13 Mezzanine Northeast Office
Loan J 4.5 3.5 8.77% 2/1/16 Mezzanine Northeast Office
Other
(6)
98.2
-
Various Various Various Various Various
Total
307.4
$       154.3 $
Loan K 50.0 4.0 n/a n/a REO Various Hotel
(5)

Blackstone Mortgage Trust 8
CT CDO I’s Loans Receivable
The following table provides details of CT CDO I’s loan portfolio as of March 31, 2013:
________________________________________________
(Dollars in Millions)
Principal
Balance
Book
Value Rate
(1)
Maturity
(2)
Loan Type
Geographic
Location
Property
Type
Loan A 62.5 $          62.5 $          L + 0.86% 5/3/13 Sr. mortgage West Office
Loan B 30.0             30.0             L + 7.25% 5/9/14 Sub. mortgage West Hotel
Loan C 27.0             27.0             L + 9.53% 10/9/13 Sub. mortgage Northeast Office
Loan D 20.0             20.0             L + 5.06% 10/9/13 Sub. mortgage Diversified Office
Loan E
(3)
6.6               1.8               L + 5.01% 2/9/13 Sub. mortgage Southwest Office
Other
(4)
18.1             -               Various Various Various Various Various
Total 164.2 $        141.3 $
(1)
All floating rate loans are indexed to one-month LIBOR.
(2)
Maturity dates assume all extension options are executed.
(3)
This loan has been classified as held-for-sale as of March 31, 2013. Accordingly, its book value represents estimated fair market value as of March 31, 2013.
(4)
Includes two loans receivable investments, each of which was 100% impaired as of March 31, 2013. These losses have not yet been realized as of March 31, 2013.

Blackstone Mortgage Trust 9
Consolidated Balance Sheet
(Dollars in Thousands)
Mar. 31, 2013 Dec. 31, 2012
Assets
Cash and cash equivalents 15,361 $          15,423 $
Restricted cash 12,719 14,246
Investment in CT Legacy Asset, at fair value - 132,000
Securities, at fair value 11,702 -
Loans receivable, at fair value 150,332 -
Loans receivable, net 139,500 141,500
Loans held-for-sale, net 1,800 -
Equity investments in unconsolidated subsidiaries 20,046 13,306
Accrued interest receivable, prepaid expenses, and other assets 13,693 5,868
Total assets 365,153 $       322,343 $
Liabilities & Equity
Accounts payable, accrued expenses and other liabilities 30,760 $          21,209 $
Secured notes 8,671 8,497
Repurchase obligations 20,214 -
Securitized debt obligations 136,944 139,184
Interest rate swap liabilities 6,119 -
Total liabilities 202,708 168,890
Commitments and contingencies - -
Equity
Class A common stock, $0.01 par value 293 293
Additional paid-in capital 609,040 609,002
Accumulated deficit (533,238) (535,851)
Total Blackstone Mortgage Trust, Inc. stockholders' equity 76,095 73,444
Noncontrolling interests 86,350 80,009
Total equity 162,445 153,453
Total liabilities and equity 365,153 $       322,343 $

Blackstone Mortgage Trust 10
Consolidated Statement of Operations
________________________________________________
(1) Share and per share amounts have been retroactively updated to reflect the one-for-ten reverse stock split described above.
(Dollars in Thousands, Except Share and per Share Data)
2013 2012
Income from loans and other investments:
Interest and related income 1,456 $                    14,716 $
Less: Interest and related expenses 777                           23,342
Income (loss) from loans and other investments, net 679                           (8,626)
Other expenses:
General and administrative 2,038                        756
Total other expenses 2,038                        756
Total other-than-temporary impairments of securities -                            -
Portion of other-than-temporary impairments of securities recognized in other comprehensive income -                            (160)
Net impairments recognized in earnings -                            (160)
Recovery of provision for loan losses -                            8
Valuation allowance on loans held-for-sale (200)                          -
Fair value adjustment on investment in CT Legacy Asset -                            3,954
Gain on deconsolidation of subsidiaries -                            146,380
Income from equity investments in unconsolidated subsidiaries -                            696
(Loss) income before income taxes
(1,559)                          141,496
Income tax provision 38                             301
(Loss) income from continuing operations (1,597) $                   141,195 $
Loss from discontinued operations, net of tax -                            (573)
Net (loss) income (1,597) $                   140,622 $
Net income attributable to noncontrolling interests (1,518)                      (74,069)
Net (loss) income attributable to Blackstone Mortgage Trust, Inc. (3,115) $                   66,553 $
Per share information (Basic)
(Loss) income from continuing operations per share of common stock (1.03) $                     29.39 $
Loss from discontinued operations per share of common stock - $                         (0.25) $
Net (loss) income per share of common stock (1.03) $                     29.14 $
Weighted average shares of common stock outstanding 3,016,425               2,283,741
Per share information (Diluted)
(Loss) Income from continuing operations per share of common stock (1.03) $                     27.64 $
Loss from discontinued operations per share of common stock - $                         (0.25) $
Net (loss) income per share of common stock (1.03) $                     27.39 $
Weighted average shares of common stock outstanding 3,016,425               2,430,147
Three Months Ended Mar. 31,
(1)

Blackstone Mortgage Trust 11
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone
Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,”
“believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone
Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk
Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.